Parker Hannifin Corporation
Quarterly Earnings Release
3
rd
Quarter FY2011
April 27, 2011
Exhibit 99.2
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Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives.
A change in economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; uncertainties surrounding timing, successful completion or integration of acquisitions;
ability to realize anticipated cost savings from business realignment activities; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Slide 3
Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 3 rd Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
Third Quarter FY11 Highlights
End Market Improvement: Orders Improved Year-
over-Year and Sequentially for all Segments
Sales Growth: Q3 Record Sales, an Increase of 24%
Year-over-Year
Operating Margins: Margins Improved Year-over-Year
for all Segments
Achieved All-time Record Margins in Q3 for:
– Total Industrial and Total Parker Operating Margins
Net Income: Achieved All-time Record Net Income/Sales
Continued Reduction in Leverage: Gross Debt to Total
Capital Ratio Decreased to 25.3%
Continued Strong Cash Flow: Q3 FY11 Operating Cash
Flow/Revenue of 12.1%

Slide 6 Financial Highlights Diluted Earnings per Share 3 rd Quarter and Year-to-Date $1.68 $.94 $4.58 $2.04 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Q3 FY11 Q3 FY10 FY11 FY10

Slide 7
Influences on 3
rd
Quarter Earnings
Diluted Earnings Per Share Increase of $.74 Year-
over-Year Primarily Driven By:
Increased Sales of 24%
Improved Operating Income ($.79 EPS Impact)
Margins Improved to 14.8% from 11.8% Year-over-
Year
Lower Other Expense ($.05 EPS Impact)
Offset primarily by:
Increased Corporate Tax Rate ($.06 EPS Impact)
Higher Number of Shares Outstanding ($.03 EPS Impact)

Slide 8
Financial Highlights
Sales – 3
rd
Quarter
Dollars in millions
FY2011
%
Change FY2010 FY2011
%
Change FY2010
Sales
As reported 3,240 $ 23.9% 2,615 $      8,936 $  24.0% 7,207 $
Acquisitions 19 0.7% 33 0.5%
Currency 66 2.5% 19 0.3%
Adjusted Sales 3,155 $ 20.7% 8,884 $  23.2%
Operating Margin
As reported 481 $   309 $         1,319 $  755 $
% of Sales 14.8% 11.8% 14.8% 10.5%
3rd Quarter 3rd Quarter Year To Date

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 1,179 $ 23.0% 959 $          3,289 $   27.0% 2,589 $
Acquisitions 9           1.0% 13           0.5%
Currency 6           0.7% 14           0.6%
Adjusted Sales 1,164 $ 21.3% 3,262 $   25.9%
Operating Margin
As reported 189 $    134 $          538 $      324 $
  % of Sales 16.1% 13.9% 16.4% 12.5%
3rd Quarter 3rd Quarter Year To Date

Slide 10 Segment Reporting Industrial International

Slide 11 Segment Reporting Aerospace

Slide 12 Segment Reporting Climate & Industrial Controls

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
MAR '11 DEC '10 MAR '10 DEC '09
Total Parker 24% +  29% +  23% +    7% -
Industrial North America 20% +  26% +  30% +    3% -
Industrial International 22% +  29% +  42% +    0% +
Aerospace 44% +  37% +  22% -    27% -
Climate & Industrial Controls 14% +  26% +  38% +    6% +
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15 Strong Cash Flow Cash from Operating Activities 3 rd Quarter and YTD

Slide 16
Financial Leverage
25.3%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11
Debt to Debt Equity
25.3%
Debt to Debt Equity

Slide 17
FY 2011  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2011 Sales change versus FY 2010
  Industrial North America 23.7%   --  24.7%
  Industrial International 27.0%   --  28.0%
  Aerospace 9.1%   --  10.1%
  Climate & Industrial Controls 19.5%   --  20.5%
  FY 2011 Operating margin percentages
  Industrial North America 16.3%   --  16.5%
  Industrial International 15.5%   --  15.7%
  Aerospace 12.9%   --  13.1%
  Climate & Industrial Controls 7.9%   --  8.1%

Slide 18 FY 2011 Earnings Outlook Assumptions below Operating Margin (+/- 1.0%) Corporate Admin $155M Interest Expense $100M Other Expense (Inc.) $132M Total $387M Tax Rate 27%

Slide 19 Earnings Outlook – FY11 Low High Diluted earnings per share 6.20 $ 6.40 $

Slide 20 Questions & Answers... ************************** ************************** ************************** *************************

Appendix
Income Statement
3
rd
Quarter FY2011
3
rd
Quarter YTD FY2011
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Slide 22
Income Statement – 3 Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
3,240.1 $  100.0% 2,614.8 $  100.0%
Cost of sales
2,463.1 76.0% 2,062.4 78.9%
Gross profit
777.0 24.0% 552.4 21.1%
S, G & A
375.1 11.6% 316.0 12.1%
Interest expense
24.6 .8% 26.0 1.0%
Other (income) expense, net
(12.4) (.4)% 4.0 .1%
Income before taxes
389.7 12.0% 206.4 7.9%
Income taxes
108.1 3.3% 52.0 2.0%
Net income
281.6 $     8.7% 154.4 $     5.9%
Less: Noncontrolling interests
2.0 $         .1% .5 $ .0%
Net income attributable to common
shareholders
279.6 $     8.6% 153.9 $     5.9%
FY 2011 FY 2010
rd

Slide 23 Income Statement – 3 rd Quarter YTD